                                                                    EXHIBIT 10.1

                    FIRST AMENDMENT TO AMENDED AND RESTATED
                    ---------------------------------------
                          REVOLVING CREDIT AGREEMENT
                          --------------------------


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "AMENDMENT"), dated as of the 1st day of April, 1996, among WEEKS REALTY, L.P., a Georgia limited partnership ("OPERATING PARTNERSHIP"), WEEKS CONSTRUCTION SERVICES, INC., a Georgia corporation ("CONSTRUCTION"), WEEKS REALTY SERVICES, INC., a Georgia corporation ("REALTY"), WEEKS DEVELOPMENT PARTNERSHIP, a Georgia general partnership ("DEVELOPMENT"), WEEKS FINANCING LIMITED PARTNERSHIP, a Georgia limited partnership ("FINANCING") (Operating Partnership, Construction, Realty, Development and Financing, collectively, "BORROWERS," and each, individually, a "BORROWER"); WEEKS CORPORATION, a Georgia corporation ("WEEKS CORPORATION"), and Operating Partnership, as Guarantors (Weeks Corporation and Operating Partnership, collectively, "GUARANTORS," and each, individually, a "GUARANTOR"); WEEKS REALTY, L.P., a Georgia limited partnership, in its capacity as Borrowers' Agent; and WACHOVIA BANK OF GEORGIA, N.A., a national banking association ("LENDER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Borrowers, Weeks Corporation, Guarantors, Operating Partnership (in its capacity as Borrowers' Agent), and Lender executed and delivered that certain Revolving Credit Agreement, dated August 24, 1994, as modified and amended by that certain First Amendment to Revolving Credit Agreement, dated June 1, 1995, and as further amended and restated in its entirety pursuant to that certain Amended and Restated Revolving Credit Agreement, dated as of August 25, 1995 (the "AGREEMENT");

     WHEREAS, Borrowers have requested that the interest rates and fees payable under the Agreement be changed, and Lender has agreed to such request, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, Borrowers, Weeks Corporation, Guarantors, Operating Partnership (in its capacity as Borrowers' Agent), and Lender hereby covenant and agree as follows:

     1.  DEFINITIONS. Unless otherwise specifically defined herein, each term
         -----------
used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

     2.  ADDITIONS TO ARTICLE I. Article I of the Agreement is hereby amended by
         ----------------------
adding the following new definitions in appropriate alphabetical order:

          "Debt Rating" shall mean as of any given day whichever is the higher
           -----------
     of (a) the higher of the rating, if any, of Operating Partnership's senior unsecured, unenhanced debt (or, if no such rating exists, its issuer credit rating, if any, for debt of such type) given by Moody's Investor Service or Standard and Poor's (as such rating may change from time to time) (provided
                                                                        --------
     that in the event of a double or greater split rating, the rating immediately above the lowest rating shall apply), or, if only one of them rates Operating Partnership's senior unsecured, unenhanced debt, such rating, or (b) the higher of the rating, if any, of Weeks Corporation's senior unsecured, unenhanced debt (or, if no such rating exists, its issuer credit rating, if any, for debt of such type) given by Moody's Investor Service or Standard and Poor's (as such rating may change from time to time) (provided that in the event of a double or greater split rating, the
            --------
     rating immediately above the lowest rating shall apply), or, if only one of them rates Weeks Corporation's senior unsecured, unenhanced debt, such rating; or, if Moody's Investor Service or Standard and Poor's rate such debt of only Operating Partnership or only Weeks Corporation but not both, the higher of such ratings of such one entity.

          "Performance Pricing Determination Date" shall mean any of the
           --------------------------------------
     following dates: April 1, 1996, and, in addition, the first day of each calendar quarter (July 1, October 1, January 1 and April 1) thereafter as of which day the Debt Rating, as determined by Lender, shall be either (a) lower than the Debt Rating, as determined by Lender, in effect on the immediately preceding Performance Pricing Determination Date, or (b) higher than the Debt Rating, as determined by Lender, in effect on the immediately preceding Performance Pricing Determination Date, if Borrowers' Agent shall have given Lender written notice on or before such day of Borrowers' Agent's determination that the Debt Rating as of such day is or shall be higher than the Debt Rating in effect on such immediately preceding Performance Pricing Determination Date. For purposes of this definition, if there is no Debt Rating in effect on a Performance Pricing Determination Date there shall nevertheless be deemed to be a Debt Rating in effect on such date which is below Standard and Poor's BBB- rating and below Moody's Investor Service Baa3 rating.

          "Debt Rating Table" shall mean the following:
           -----------------


 LEVEL     DEBT RATING    REVOLVING   TERM LOAN    UNUSED      ANNUAL
                          LOAN LIBOR    LIBOR    COMMITMENT  EXTENSION
           S&P/MOODY'S      FACTOR      FACTOR      FEE         FEE
- - - -----------------------------------------------------------------------
I             Above        0.75%        1.25%      0.150%       0.100%
            BBB+/Baal
- - - -----------------------------------------------------------------------
II          BBB+/Baa1      0.90%        1.40%      0.150%       0.125%
- - - -----------------------------------------------------------------------
III         BBB/Baa2       1.05%        1.55%      0.150%       0.125%
- - - -----------------------------------------------------------------------
IV          BBB-/Baa3      1.20%        1.70%      0.150%       0.125%
- - - -----------------------------------------------------------------------
V        Below BBB-/Baa3   1.35%        1.90%      0.200%       0.125%
- - - -----------------------------------------------------------------------

     3.   AMENDMENTS TO ARTICLE I.  The following Sections of Article I of the
          -----------------------
Agreement are hereby amended by deleting each of them in its entirety and substituting in lieu thereof the following:

          1.92 "Revolving Loan LIBOR Factor" shall mean as of any given day the
                ---------------------------
     percentage rate per annum determined by reference to the Debt Rating Table and based on the Debt Rating, if any, as determined by Lender, in effect as of such day, if such day is a Performance Pricing Determination Date, or otherwise as of the Performance Pricing Determination Date immediately preceding such day; provided that if there is no Debt Rating in effect on
                         --------
     such Performance Pricing Determination Date, the "Revolving Loan LIBOR Factor" shall be the same as that set forth in Level V of the Debt Rating Table.

          1.98 "Term Loan LIBOR Factor" shall mean as of any given day the
                ----------------------
     percentage rate per annum determined by reference to the Debt Rating Table and based on the Debt Rating, if any, as determined by Lender, in effect as of such day, if such day is a Performance Pricing Determination Date, or otherwise as of the Performance Pricing Determination Date immediately preceding such day; provided that if there is no Debt Rating in effect on
                         --------
     such Performance Pricing Determination Date, the "Term Loan LIBOR Factor" shall be the same as that set forth in Level V of the Debt Rating Table.

4.   AMENDMENTS TO SECTION 2.19.  Section 2.19 of the Agreement is hereby
     --------------------------
amended by deleting subsections (b) and (c) thereof in their entirety and substituting in lieu thereof the following:

          "(b)  Annual Extension Fees.  An annual extension fee equal to a
                ---------------------
     percentage of the Line Commitment in effect as of each July 1 (commencing July 1, 1996), which percentage shall be determined by reference to the Debt Rating Table and based on the Debt Rating, if any, as determined by Lender, in effect as of such day if such day is a Performance Pricing Determination Date, or otherwise as of the Performance Pricing Determination Date immediately preceding such July 1; provided that if
                                                           --------
     there is no Debt Rating in effect on the applicable Performance Pricing Determination Date, the annual extension fee shall be the same as that set forth in Level V of the Debt Rating Table. An annual extension fee, determined as provided herein, shall be due and payable on each December 10 for the next succeeding calendar year, commencing December 10, 1996, and continuing through and including December 10, 1998, unless Lender shall have sooner given Borrowers notice of non-renewal of the Revolving Credit Facility pursuant to the provisions of Section 2.02 hereof."

          "(c)  Unused Commitment Fee.  An unused commitment fee equal to a
                ---------------------
     percentage (as determined below) of the average daily amount, if any, by which the Line Commitment exceeds the sum of the unpaid principal amount outstanding under the Revolving Master Note plus the amount of the L/C Obligations, which shall be accrued quarterly for each calendar quarter ending on or before the Expiration Date and shall be due and payable on the tenth (10th) day after the end of each such calendar quarter. The unused commitment fee shall be computed on the basis of a hypothetical year of 360 days for the actual number of days elapsed during such calendar quarter. For purposes of the foregoing, the percentage shall be determined by reference to the Debt Rating Table and based on the Debt Rating, if any, as determined by Lender, in effect as of the first (1st) day of each such calendar quarter if such day is a Performance Pricing Determination Date, or otherwise as of the Performance Pricing Determination Date immediately preceding such day; provided that if there is no Debt Rating in effect on
                         --------
     such Performance Pricing Determination Date, the unused commitment fee shall be the same as that set forth in Level V of the Debt Rating Table."

     5.   ADDITION TO ARTICLE XII.  Article XII of the Agreement is hereby
          ------------------------
amended by adding the following new Section 12.19 after Section 12.18 thereof:

          "12.19  Debt Rating.  Borrowers' Agent shall give prompt written
                  -----------
     notice to Lender of Borrowers' Agent's determination that a Debt Rating has been established or changed."

     6.  EFFECTIVE DATE.  This Amendment shall be effective as of April 1, 1996,
         --------------
and, anything to the contrary in this Amendment notwithstanding, the new interest rates as set forth herein shall apply to all LIBOR Rate Loans outstanding under this Agreement as of April 1, 1996, notwithstanding the fact that the Interest Period for any such outstanding LIBOR Rate Loan may extend for a period subsequent to April 1, 1996. For purposes of such LIBOR Rate Loans outstanding as of April 1, 1996, the LIBOR Rate applicable thereto from and after April 1, 1996, shall be calculated based on the Revolving Loan LIBOR Factor (as defined in the Agreement, as amended by this Amendment) as of April 1, 1996.

     7.   TERMINATION OF RECORD OF NON-ENCUMBRANCE AGREEMENTS.  Borrowers, Weeks
          ---------------------------------------------------
Corporation and Lender acknowledge that, for purposes of Section 2.05 of the Agreement, Weeks Corporation has made the "First Capital Contribution" and, accordingly, Lender agrees to terminate of record all Non-Encumbrance Agreements in effect as of the date hereof. From and after the date hereof, and so long as no Default is in existence at such time which is continuing, Operating Partnership shall have no further obligation under Section 2.05 of the Agreement to execute or record Non-Encumbrance Agreements with respect to Borrowing Base Properties. Borrowers and Weeks Corporation acknowledge that such termination of record of Non-Encumbrance Agreements does not and shall not affect in any manner the covenants of Borrowers and Weeks Corporation set forth in Sections 13.05, 13.06 and 13.14 of the Agreement.

     8.   AMENDED AND RESTATED REVOLVING MASTER NOTE.  All references in the
          ------------------------------------------
Second Amended and Restated Revolving Master Note to the Loan Agreement shall be deemed references to the Agreement, as amended hereby, and as it may be amended and supplemented from time to time.

     9.   RESTATEMENT OF AGREEMENT.  The parties hereto agree to continue the
          ------------------------
Agreement, as further amended by this Agreement. As a material inducement to Lender to enter into this Agreement, Borrowers and Weeks Corporation further warrant and represent to Lender as follows: (a) that all warranties and representations of Borrowers and Weeks Corporation set forth in the Agreement were true and correct in all material respects when made and remain true and correct in all material respects as of the date hereof; and (b) that they are not aware of the occurrence of any adverse change in their respective businesses, properties, operations or conditions (financial or other), as more particularly described in Section 12.09 of the Agreement, since August 24, 1994.

     10.  EFFECT OF AMENDMENT.  Except as set forth expressly hereinabove, all
          -------------------
terms of the Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     11.  RATIFICATION.  Borrowers hereby restate, ratify and reaffirm each and
          ------------
every term, covenant and condition set forth in the Agreement and the other Loan Documents effective as of the date hereof.

     12.  REAFFIRMATION OF WEEKS GUARANTIES. By execution hereof, Guarantors re-
          ---------------------------------
affirm their respective obligations under the Weeks Guaranties and acknowledge that the Weeks Guaranties continue to guaranty, in accordance with their respective terms, the payment of the Amended and Restated Revolving Master Note and the performance by Borrowers of their obligations under the Agreement, as amended hereby.

     13.  COUNTERPARTS. This Amendment may be executed in any number of
          ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     14.  SECTION REFERENCES. Section titles and references used in this
          ------------------
Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     15.  NO DEFAULT. To induce Lender to enter into this Amendment and to
          ----------
continue to make advances pursuant to the Agreement, Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, (i) there are no Defaults or events which, with notice or passage of time or both, would constitute Defaults under the Agreement; and (ii) there exists no right of offset, defense, counterclaim, claim or objection in favor of any Borrower arising out of or with respect to the Agreement or any of the Notes.

     16.  FURTHER ASSURANCES. Borrowers agree to take such further actions as
          ------------------
Lender shall reasonably request in connection herewith to evidence the amendments herein contained.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered in their names and on their behalf, and their seals to be affixed and attested, all as of the day and year first above written.

                                 BORROWERS:
                                 ---------

                                 WEEKS REALTY, L.P.

ATTEST:                          BY:   WEEKS CORPORATION, its sole
                                       General Partner

/s/ Elizabeth C. Belden          By: /s/  David P. Stockert
- - - ------------------------------      ---------------------------------
                   Secretary     Its:  Senior Vice President & CEO
                                     --------------------------------
[CORPORATE SEAL]


ATTEST:                          WEEKS CONSTRUCTION SERVICES, INC.


/s/ Elizabeth C. Belden          By: /s/  David P. Stockert
- - - ------------------------------      ---------------------------------
                   Secretary     Its:  Treasurer
                                     --------------------------------
[CORPORATE SEAL]



ATTEST:                          WEEKS REALTY SERVICES, INC.


 /s/ Elizabeth C. Belden         By: /s/  David P. Stockert
- - - ------------------------------      ---------------------------------
                   Secretary     Its:  Treasurer
                                     --------------------------------
[CORPORATE SEAL]


                                 WEEKS DEVELOPMENT PARTNERSHIP
ATTEST:
                                 By: Weeks Realty Services, Inc.,
                                       as its Managing Partner

/s/ Elizabeth C. Belden          By: /s/  David P. Stockert
- - - ------------------------------      ---------------------------------
                   Secretary     Its:  Treasurer
                                     --------------------------------
[CORPORATE SEAL]

                              WEEKS FINANCING LIMITED PARTNERSHIP
ATTEST:
                                 BY:   WEEKS REALTY, L.P., its sole
                                       General Partner

                                 BY:   Weeks Corporation, its sole
                                       General Partner

/s/ Elizabeth C. Belden          By: /s/  David P. Stockert
- - - ------------------------------      ---------------------------------
                   Secretary     Its:  Senior Vice President & CEO
                                     --------------------------------
[CORPORATE SEAL]


                                 GUARANTORS:
                                 ----------

ATTEST:                          WEEKS CORPORATION


/s/ Elizabeth C. Belden          By: /s/  David P. Stockert
- - - ------------------------------      ---------------------------------
                   Secretary     Its:  Senior Vice President & CEO
                                     --------------------------------
[CORPORATE SEAL]



                                 WEEKS REALTY, L.P.

ATTEST:                          BY:   WEEKS CORPORATION, its sole
                                       General Partner


/s/ Elizabeth C. Belden          By: /s/  David P. Stockert
- - - ------------------------------      ---------------------------------
                   Secretary     Its:  Senior Vice President & CEO
                                     --------------------------------
[CORPORATE SEAL]


                                 BORROWERS' AGENT:
                                 ----------------

                                 WEEKS REALTY, L.P.

ATTEST:                          BY:   WEEKS CORPORATION, its sole
                                       General Partner


/s/ Elizabeth C. Belden          By: /s/  David P. Stockert
- - - ------------------------------      ---------------------------------
                   Secretary     Its:  Senior Vice President & CEO
                                     --------------------------------
[CORPORATE SEAL]

                                 LENDER:
                                 -------

                                 WACHOVIA BANK OF GEORGIA, N.A.

                                 By: /s/  Steven B. Wood
                                    ---------------------------------
                                 Its:  Vice President
                                     --------------------------------

                                         [BANK SEAL]